Exhibit 99.2

WARRANT HOLDERS AGREEMENT

          THIS WARRANT HOLDERS AGREEMENT, dated as of July 22, 2007 (this “Agreement”), is made by and among RAM Holdings, Inc., a Delaware corporation (“Parent”), RAM Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), the several holders of warrants for Common Stock of the Company that are parties hereto (each, a “Holder” and, collectively, the “Holders”), and, solely for the purposes of Section 2.1, Section 2.3(a), Section 2.7 and Article III hereof, United Rentals, Inc., a Delaware corporation (the “Company”).

          WHEREAS, Parent, Merger Sub and the Company are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”; capitalized terms used without definition herein have the meanings assigned to them in the Merger Agreement), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”);

          WHEREAS, as of the date hereof, each Holder is the record and beneficial owner of  warrants to purchase the number of shares of Common Stock set forth on Schedule I hereto opposite such Holder’s name (with respect to each such Holder, such Holder’s “Warrants”);

          WHEREAS, as of the date hereof, in addition to the shares of Common Stock subject to the Warrants, each Holder is the record and beneficial owner of  the number of shares of Common Stock set forth on Schedule II hereto opposite such Holder’s name (with respect to each such Holder, excluding shares of Common Stock subject to the Warrants, such Holder’s “Existing Common Shares”);

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Merger Sub have required that the Holders agree, and the Holders have agreed, to enter into this Agreement; and

          WHEREAS, among other things, the Holders, Parent, Merger Sub and the Company desire to set forth their agreement with respect to the exercise of the Warrants prior to the Effective Time of the Merger and the voting of Common Stock with respect to the Merger, upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.
REPRESENTATIONS AND WARRANTIES OF EACH HOLDER

          Each Holder hereby, severally and not jointly, represents and warrants to Parent and Merger Sub as follows on the date hereof and at the Effective Time:

          Section 1.1     Authorization; Validity of Agreement; Necessary Action.  Such Holder has full power and authority to execute and deliver this Agreement, to perform such Holder’s obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by such Holder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Holder and no other actions or proceedings on the part of such Holder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Holder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Merger Sub and the Company, constitutes a valid and binding obligation of such Holder, enforceable against it in accordance with its terms.

          Section 1.2     Warrants and Existing Shares.

                     (a)     Such Holder is the beneficial and record owner of the Warrants set forth opposite such Holder’s name on Schedule I hereto.  Such Holder is the beneficial owner of the Existing Common Shares set forth opposite such Holder’s name on Schedule II hereto. Such Holder has sole power of disposition and sole power to agree to all of the matters set forth in this Agreement with respect to all of such Holder’s Warrants and Existing Common Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.  Such Holder has good title to its Warrants and Existing Common Shares, free and clear of all liens, pledges, encumbrances and claims of any kind or nature. Such Holder does not own, of record or beneficially, any warrants to purchase capital stock of the Company other than the Warrants set forth opposite such Holder’s name on Schedule I hereto.

          Section 1.3     Agreements with the Company.   Such Holder is not a party to any registration rights agreement with the Company, or any agreement pertaining to such Holder’s ownership of the Warrants, the Existing Common Shares or the Common Stock issuable upon consummation of the Warrants (the “Warrant Shares” and together with the Existing Common Shares and any other shares of Common Stock acquired by the Holders prior to the Effective Time, the “Shares”), which will survive the consummation of the Merger.

          Section 1.4     Exercise Price. The exercise price of each Warrant listed on Schedule I is $10 per share and the number of shares of Common Stock underlying each such Warrant is included in the description of such Warrant on Schedule I hereto.

ARTICLE II.
EXERCISE OF WARRANTS; COVENANTS

          Section 2.1     Exercise of the Warrants.  Each Holder hereby agrees and acknowledges that during the period between the date hereof and the expiration of the Warrant, and in any event prior to the Effective Time, it will exercise (and in the discretion of the Holder on a “cashless” basis) in accordance with the terms of the Warrants each Warrant owned by such Holder and issued and outstanding on the date hereof so that at the Effective Time, such Holder shall no longer be the owner of any such Warrants.  The Company acknowledges and agrees that it will accept notices of exercise from the Holders of the Warrants and upon receipt of such notices shall issue the number of shares of Common Stock issuable upon exercise of such Warrants and that such shares shall be duly authorized, fully paid and non-assessable and free of any lien or encumbrance created by the Company.  The parties hereto agree that upon issuance, the Warrant Shares shall be Common Stock entitled to receive Common Stock Merger Consideration in connection with the Merger.

          Section 2.2     Notice.  This Agreement shall constitute any and all notice that may be required or contemplated to be provided to the Holders pursuant to the Warrants (or any agreements or instruments relating thereto) in respect of the transactions contemplated by the Merger Agreement or this Agreement, and each Holder acknowledges and agrees that the Company is not required to provide, and hereby irrevocably waives any right to receive, any other notice to the Holders of the matters contemplated by the Merger Agreement or hereunder.

          Section 2.3     Transfers.

                         (a)     Each Holder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby or pursuant to the Merger Agreement, not to sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of such Holder’s Warrants or Shares or any interest in such Holder’s Warrants or Shares, in each case including by merger or otherwise by operation of law, except (i) to Parent or Merger Sub, (ii) to a third-party which executes a joinder agreement, in form and substance reasonably satisfactory to Parent, to be bound by each of the terms of this Agreement as if a party hereto, (iii) with the prior written consent of Parent or (iv) in accordance with Section 2.3(b). The Company shall not recognize any purported transfer of Warrants or Shares in violation of this Agreement.

                    (b)     Notwithstanding the foregoing, this Agreement shall not restrict the Holders from selling Shares for value (x) in market transactions or (y) in Restricted Size Private Transactions. For purposes of this Agreement, the term “Restricted Size Private Transactions” shall mean privately negotiated sales of Common Stock by one or more Holders to a purchaser which, when aggregated with other such sales by the Holders to such purchaser and each “affiliate” (as such term is defined in Rule 405 of the Securities and Exchange Commission) of such purchaser on or after the date hereof, do not involve more then 2,500,000 shares of Common Stock (as adjusted for any subsequent stock split, stock dividend, recapitalization or similar transaction). For avoidance of doubt, no purchaser pursuant to this Section 2.3(b) shall be subject to any of the provisions of this Agreement.

          Section 2.4      Agreement to Vote.  Each Holder hereby agrees, severally and not jointly, that such Holder shall, and, subject to Section 2.3, shall cause the holder of record on any applicable record date to, from time to time, at the request of Parent, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company, however called, or in connection with any written consent of the holders of Common Stock (a) if a meeting is held, appear at such meeting or otherwise cause all of such Holder’s issued Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all such Shares, and any other securities of the Company (whether acquired heretofore or hereafter) entitled to vote thereon or consent thereto that are beneficially owned or held of record by such Holder or as to which such Holder has, directly or indirectly, the right to vote or direct the voting, (i) in favor of the approval and adoption of the Merger Agreement, as the Merger Agreement may be modified or amended from time to time in a manner not materially adverse to the Holders, (ii) against any other Acquisition Proposal, and (iii) in favor of the Merger and any action required in furtherance thereof.

          Section 2.5  Grant of Proxy.  In furtherance and not in limitation of the foregoing, each Holder hereby irrevocably grants to, and appoints, Parent and each of Steven Mayer and Lisa Gray in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to be an officer of Parent, and any other designee of Parent, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote such Holder’s Shares as indicated in Section 2.4.  Each Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Holder’s execution and delivery of this Agreement.  Each Holder hereby affirms that the irrevocable proxy set forth in this Section 2.5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Holder under this Agreement.  Except as otherwise provided for herein, each Holder hereby (a) affirms that the irrevocable proxy is coupled with an interest, (b) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (c) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware.  Each Holder hereby revokes any and all previous proxies or powers of attorney with respect to such Holder’s Shares.  For avoidance of doubt, no purchaser pursuant to Section  2.3(b) shall be subject to this Section 2.5.

          Section 2.6   No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares of any Holder.  Subject to the terms of this Agreement, all rights, ownership and economic benefits of and relating to the Holders’ Shares shall remain vested in and belong to the Holders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Holders in the voting of any of the Holders’ Shares, except as otherwise provided herein, or in the performance of the Holders’ duties or responsibilities as stockholders of the Company.

          Section 2.7        Company Obligations Regarding Exercises.  Upon receipt of a properly executed notice of exercise of any Warrants submitted to the Company by the Holders prior to the expiration thereof and prior to the Effective Time, the Company shall issue the number of shares of Common Stock issuable upon exercise of such Warrants, shall assure that such shares are duly authorized, fully paid and non-assessable and free of any lien or encumbrance created by the Company and such shares shall be entitled to all the rights and privileges of outstanding shares of Common Stock.

ARTICLE III.
MISCELLANEOUS

          Section 3.1     Termination.  This Agreement shall terminate and no party shall have any rights or duties hereunder upon the termination of the Merger Agreement pursuant to Section 8.1 thereof.  In addition to the foregoing, Parent may terminate this Agreement in the event that any of the Holders’ representations contained herein shall be untrue.  Nothing in this Section 3.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

          Section 3.2     Several Obligations; Capacity.

                     (a)     The representations, warranties, covenants, agreements and conditions of this Agreement applicable to the Holders are several and not joint.

                     (b)     The obligations of the Holders hereunder are several and not joint and the covenants and agreements of the Holders herein are made only in their capacity as holders of Warrants and Shares, and not as directors or officers.

          Section 3.3     Further Assurances.  From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

          Section 3.4     Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:

                     (a)     If to Parent or Merger Sub:

                             c/o Cerberus Capital Management, L.P.
                             299 Park Avenue
                             New York, NY  10171
                             Attention:     General Counsel
                             Facsimile:     (212) 891-1540

                       with a copy (which shall not constitute notice) to:

                             c/o Cerberus Capital Management, L.P.
                             299 Park Avenue
                             New York, NY  10171
                             Attention:     Steven F. Mayer
                             Facsimile:     (310) 826-9203
                             Attention:     Lisa Gray
                             Facsimile:     (646) 885-3427

                       with an additional copy (which shall not constitute notice) to:

                             Lowenstein Sandler PC
                             65 Livingston Avenue
                             Roseland, NJ  07068
                             Attention:     Peter H. Ehrenberg
                                                  Robert G. Minion
                             Facsimile:     (973) 597-2400

(b)     If to any of the Holders, to it at the address set forth under its name on Schedule I hereto.

          (c)     If to the Company:

                             United Rentals, Inc.
                             Five Greenwich Office Park
                             Greenwich, CT  06831
                             Attention: General Counsel
                             Facsimile: (203) 622-6080

                      with an additional copy (which shall not constitute notice) to:

                             Simpson Thacher & Bartlett LLP
                             425 Lexington Avenue
                             New York, NY  10017
                             Attention:     Gary Horowitz
                             Facsimile:     (212) 455-2502

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.  All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

          Section 3.5     Interpretation.  When a reference is made in this Agreement to Articles, Sections or Schedules, such reference shall be to an Article, Section or Schedule to this Agreement unless otherwise indicated.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.  The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement.  Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          Section 3.6     Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.  Notwithstanding the foregoing, if the Company shall for any reason, upon receipt of a properly executed notice of exercise submitted to the Company prior to the expiration of any Warrants held by the Holders and prior to the Effective Time, fail to issue the number of shares of Common Stock issuable upon exercise of such Warrants or if such shares are for any reason not duly authorized, fully paid and non-assessable and free of any lien or encumbrance created by the Company or if such shares are for any reason not entitled to all the rights and privileges of outstanding shares of Common Stock, then this Agreement shall be null and void ab initio.

          Section 3.7     Entire Agreement; No Third Party Beneficiaries.  This Agreement, the Merger Agreement and the other agreements contemplated hereby or thereby (including all exhibits and schedules hereto and thereto) constitute the entire agreement and supersedes all prior agreements and understandings (other than the Confidentiality Agreement), both written and oral, among the parties with respect to the subject matter hereof and thereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          Section 3.8     Amendments; Assignment.  This Agreement may not be amended except by written agreement by all the parties.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void; provided that Parent may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent without such consent.

          Section 3.9     Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  Except as otherwise set forth herein, all rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

          Section 3.10     Governing Law; Enforcement; Waiver of Jury Trial.  This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflicts of law principles thereof.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.  Each of the parties hereto (a) consents to submit itself to the per sonal jurisdiction of any federal court of the Southern District of New York or any state court located in New York County, State of New York, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than any federal court of the Southern District of New York or any state court located in New York County, State of New York, and (d) consents to service of process being made through the notice procedures set forth in Section 3.4.  Without limiting other means of service of process permissible under applicable law, each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 3.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 3.11     Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          Section 3.12     Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

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          IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each of the Holders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

Bradley S. Jacobs

/s/ Bradley S. Jacobs

Bradley Jacobs LLC

By:	/s/ Bradley S. Jacobs

Name:	Bradley S. Jacobs
Title:	Managing Member

Bradley Jacobs (1997) LLC

By:	/s/ Bradley S. Jacobs

Name:	Bradley S. Jacobs
Title:	Managing Member

RAM HOLDINGS, INC.

By:	/s/ Steven F. Mayer

Name:	Steven F. Mayer
Title:	President

RAM ACQUISITION CORP.

By:	/s/ Steven F. Mayer

Name:	Steven F. Mayer
Title:	President

UNITED RENTALS, INC.

By:	/s/ Michael Kneeland

Name:	Michael Kneeland
Title:	Chief Executive Officer

Schedule I

Name and Address	Warrants for Shares of Common Stock

Bradley S. Jacobs c/o Paul Weiss Rifkind Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019 Attn: Martin Flumenbaum, Esq. Facsimile: 212-757-3990	Warrant dated September 12, 1997 to purchase 400,000 shares of common stock, as amended December 4, 2003

Bradley Jacobs LLC c/o Paul Weiss Rifkind Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019 Attn: Martin Flumenbaum, Esq. Facsimile: 212-757-3990	Warrant dated September 12, 1997 to purchase 1,646,000 shares of common stock, as amended December 4, 2003

Bradley Jacobs (1997) LLC c/o Paul Weiss Rifkind Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019 Attn: Martin Flumenbaum, Esq. Facsimile: 212-757-3990	Warrant dated September 12, 1997 to purchase 1,625,000 shares of common stock, as amended December 4, 2003

Schedule II

Name	Existing Common Shares [1]

Bradley S. Jacobs	1,411,481
Bradley Jacobs LLC	500,000
Bradley Jacobs (1997) LLC	---

[1]	Excludes shares of Common Stock subject to Warrants.